UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES



Investment Company Act file number 811-09134



Manor Investment Funds, Inc.
(Exact name of registrant as specified in charter)




15 Chester Commons, Malvern, PA  19355
(Address of principal executive offices)




Daniel A. Morris
15 Chester Commons, Malvern, PA  19355
(Name and address of agent for service)




Registrant s telephone number, including area code:  610-722-0900



Date of fiscal year end:  December 31



Date of reporting period:  June 30,2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.


Item 1. Reports to Stockholders.


Manor
Investment Funds, Inc.



Semi-Annual  Report
June 30, 2005
(Unaudited)





Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900      800-787-3334
www.manorfunds.com





Managed by:
Morris Capital Advisors, Inc.
Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355


June 30, 2005

Dear Fellow Shareholders:

     I am pleased to report that the Manor Funds had another excellent quarter. We performed well compared to the markets and our peer groups. Fund assets continue to grow from new shareholders and contributions from existing shareholders.

3rd Out Of 899!

     We got a call from Don in New York asking for information and account application forms for the Funds. It was a request from outside of our market so we asked how he heard about us. Don replied that he saw us listed in The Wall Street Journal among the top performing mutual funds. That got our attention, so we grabbed the Journal to check it out. There we were. Page R12 of The Wall Street Journal s Mutual Fund Quarterly Review published on July 5, 2005 lists the Category Kings in each mutual fund market segment. The Manor Fund, our longest running fund, was ranked 3rd out of 899 funds in the Large-Cap Core category, based on total return (assuming reinvestment of dividends, and reflecting certain fee waivers currently in effect) over the year ending June 30, 2005. Also, the Manor Fund had the best 3-year performance among the top 10 funds listed as Category
Kings in the Large-Cap Core category based on 1-year returns. Past performance is no guarantee of future results.

Graduate

     On a warm summer night 1500 parents, siblings, friends, and relatives gathered in the bleachers as the graduates dressed in red and gold assembled on the field in front of us. The words Endless Possibilities emblazoned the podium before us. It was a classic late-spring evening when the expectation of summer and so much more hung in the hot and humid air. Waiting in the bleachers for the program to begin gave me the opportunity to reflect on the many changes that I witnessed over the last several years. Youthful energy that was often scattered and diffused by an inability to focus on anything but the present was now beginning to focus on the future. In the range of thoughts and emotions for a parent at a time like this, I couldn t help but focus on the impressive group of young people before me. Their courses in the sciences and humanities were impressive. Their accomplishments in the arts, social work, and athletics, equally so.
I kept thinking of the words, sung by Louie Armstrong,  I hear babies cry,
I watch them grow, they ll learn much more than I ll ever know.
And, I think to my self, what a wonderful world.   In the bleachers that
night I thought that if the future of America was reflected in the faces and accomplishments of those young men and women that our future is bright.

The Manor Fund


     The Manor Fund generated a return of 2.90% for the quarter ended June 30, 2005, outperforming both the S&P 500 index and the Lipper Large-Cap Core mutual fund index, 1.36% and 1.28%, respectively. The Fund also outperformed each index for the, trailing 1-year, 3-year, and 5-year periods, generating returns of 13.27%, 13.03%,and 1.38%, as compared to S&P 500 index returns of 6.30%, 8.26%, and 2.36%, and Lipper Large-Cap Core mutual fund index returns of 4.85%, 6.33%, and 3.54%. The Fund was helped by gains in KB Home, Best Buy, Wellpoint, Vornado Realty Trust, and Allstate.

     KB Home, one of the top performers last quarter, rose despite concerns about a speculative bubble in the housing market. Best Buy, the industry leader in consumer electronics retailing, rebounded after a weak first quarter. Wellpoint, another top performer last quarter, rose on strong revenue and earnings gains. Vornado Realty Trust, an owner and manager of real estate, rose steadily on the benefits arising from the restructuring at Sears. Vornado owns many of the valuable Sears locations. Allstate rose steadily throughout the quarter based on investor expectations of stronger earnings and lower casualty claims.

     The Fund was hurt by weak performance from Tyco, Norfolk Southern, Nucor Corp., Alcan, and IBM. Tyco and Norfolk Southern are considered cyclical economically sensitive companies, they tend to rise and fall in relation to the strength of the economy. They declined during the quarter because investors expect the economy to weaken as a result of continued interest rate hikes by the Fed. Nucor and Alcan also suffered as a result of investor reaction to Fed policy. In this case, investors saw continued rate hikes as reducing inflationary pressure, thereby reducing earnings at these commodity-sensitive companies. IBM suffered from poor execution in the highly competitive technology sector.

     During the quarter we sold Cardinal Health and took gains in KB Home and Occidental Petroleum. We used the proceeds to purchase Home Depot and Jabil Circuit. Cardinal Health has struggled to manage the changing marketplace for pharmacy benefits managers, while Home Depot and Jabil are two companies we believe have better growth prospects and more attractive valuations.

The Growth Fund

     The Growth Fund generated a return of 3.39% for the quarter ended June 30, 2005, outperforming the S&P 500 index return of 1.36%. The fund also outperformed the S&P 500 index for the trailing 3-years and since inception of the Fund, generating an annualized return of 9.68% and 0.59%, compared to the S&P 500 return of 8.26% and 0.82%. The Fund also outperformed the Lipper Large-Cap Growth mutual fund index for the trailing 1-year, 3-year, 5-year, and since inception generating returns of 5.71%, 9.68%, -3.29%, and 0.59%, as compared to the Lipper index returns of 3.81%, 5.63%, -9.99% and 6.39%. The Fund was helped by gains in Coach, Express Scripts, Baker-Hughes, ETrade Financial, and Intel.

     Coach reported strong earnings in the 1st quarter and raised earnings estimates for the balance of the year. Express Scripts has effectively managed the changing marketplace for pharmacy benefits managers. It also reported better than expected earnings last quarter. Baker-Hughes, an oil exploration service company, rose on the probability of increased exploration activity given persistently high oil prices. Etrade Financial, a leading discount broker, rose when consolidation in the industry caused investors to bid up shares. Intel rose, after several disappointing quarters, when a recovery in the technology sector raised investor expectations for revenue and earnings growth.

     The Fund was hurt by poor performance from Gap Inc., Ebay, Qualcomm, FedEx Corp., and Xilinx. Gap seems to be struggling to find the right product mix to boost sales while competing with smaller rivals. Ebay continues to suffer from investor concerns about slowing earnings growth. The decline in Qualcomm reflects investor concern about patent infringement litigation with competitors. FedEx was hurt by investor concerns about economic growth, while Xilinx reported disappointing earnings.

     During the quarter we took gains in TXU Corp. because it had appreciated beyond the upper range of our target weighting relative to the total portfolio. We used the proceeds to purchase United Health and Genentech. United Health provides healthcare services throughout the US, while Genentech is a biotech company that has announced several breakthroughs in cancer treatments and seems poised to expand the applications for these products.

The Bond Fund

     The Bond Fund rose 1.75% during the quarter, underperforming both the Lehman Intermediate Government Index and the Lipper US Government mutual fund index (2.40% and 2.88%, respectively). The Fund portfolio is managed to preserve principal in this volatile market, providing shareholders with a low risk alternative to stocks. The Fund s investment portfolio of US Treasury securities is conservative, with an average maturity for the entire portfolio of 4.4 years, an average duration of 3.09 years, and an average yield to maturity of 3.47%.

Think Positively

     The recognition of the Manor Fund in The Wall Street Journal is an important investing lesson. That fund struggled in its early years when investors were fixated on the popular dot com growth companies. Despite our frustrations with the short-term results, we stuck with our conservative investment discipline and have been rewarded, reinforcing the fact that it pays to think long-term rather than chase the latest fad.

     Currently it seems fashionable to bash America and focus on the negative. While it may be easy to target the problems in business, politics, global relations and economics, I think that the positives far outweigh the negatives. Based on the many young people that I have met, and the hope and promise that they bring to our world, I too will remain focused on an investment strategy that looks to a bright tomorrow.

Sincerely,
Daniel A. Morris




Manor Investment Funds, Inc.



Mutual Fund Summary Information
Manor Fund
Growth Fund
Bond Fund



Performance, Sector Allocations, & Fund Expenses

June 30, 2005


MANOR INVESTMENT FUNDS, INC.
Manor Fund
June 30, 2005

Top Holdings & Sectors


       Top Company Holdings
Company             % of Net Assets
Wellpoint                     4.3 %
Devon Energy                  4.2 %
Allstate Insurance            3.7 %
Best Buy                      3.6 %
Manor Care                    3.5 %


Top Industry Sectors
Industry            % of Net Assets
Financial                    20.8 %
Industrial                   13.2 %
Consumer Disc.               13.0 %
Health Care                  12.9 %
Information Tech.            11.7 %



Fund Performance


Quarter and Annualized Total Return for Periods Ending June 30, 2005

Value of $10,000 invested in the Fund
Inception (9/26/95) to present (6/30/05)
Compared to the S&P 500 and Lipper Large Cap Core Index

$32,000


$28,000


$24,000                            +                         +
                                 +

$20,000                             #        +  +
                                 #
                                 *  *
$16,000                                         #            #
                        +                    #               *
                       #                     *  *
$12,000                *
                  +#
         *+#
                  *
$8,000
       9/26/1995  |  8/31/1997 | 8/31/1999  | 8/31/2001  | 8/31/2003

           * Manor Fund     + S&P 500     # L Cap Core

                 Manor Fund    S&P 500 Index    Lipper LC Core Funds
2nd Quarter          2.90 %          1.36 %                   1.28 %
1-Year              13.27 %          6.30 %                   4.85 %
3-Year Annualized   13.03 %          8.26 %                   6.33 %
5-Year Annualized   -1.38 %         -2.36 %                  -3.54 %
Annualized since inception
     12/31/93        5.34 %          9.33 %                   5.86 %



The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Lipper LC Core mutual fund index is an index of mutual funds managed with a similar investment style. Both are computed on a total return basis. The chart assumes an initial gross investment of $10,000 on 9/25/1995 (commencement of operations). Returns shown include the reinvestment of dividends. Past performance does not predict future performance. Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.








MANOR INVESTMENT FUNDS, INC.
Growth Fund
June 30, 2005



        Top Company Holdings
Company                % of Net Assets
Coach                            4.4 %
Express Scripts                  4.1 %
Dell Inc.                        3.4 %
Capital One                      3.4 %
Quest Diagnostics                3.3 %


Top Industry Sectors
Industry               % of Net Assets
Consumer Disc.                  22.8 %
Financial                       17.8 %
Health Care                     17.1 %
Information Tech.               15.8 %
Energy                           6.3 %

Fund Performance

Value of $10,000 invested in the Fund
Inception (6/30/99) to present (6/30/05)
Compared to the S&P 500 and Lipper Large-Cap Growth Index
$14,000


$12,000                *
                       #
                       +
$10,000     *+#                                                *
                                                        *      +
                                             *          +
$8,000                        *+       *+    +

                               #                        #       #
$6,000                                 #
                                             #


$4,000
         6/30/1999    |   6/30/2001    |   6/30/2003   |   6/30/2005

           * Growth Fund     + S&P 500     # L Cap Growth


Quarter and Annualized Total Return for Periods Ending June 30, 2005


                 Growth Fund   S&P 500 Index   Lipper LCGrowth Funds
2nd Quarter           3.39 %         1.36 %                   3.46 %
1-Year                 5.71%         6.30 %                   3.81 %
3-Year Annualized     9.68 %         8.26 %                   5.63 %
5-Year Annualized    -3.29 %        -2.36 %                  -9.99 %
Annualized since inception
     6/30/93          0.59 %        -0.82 %                  -6.39 %


The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Lipper LC Growth mutual fund index is an index of mutual funds managed with a similar investment style. Both are computed on a total return basis. The chart assumes an initial gross investment of $10,000 on 6/30/1999 (commencement of operations).
Returns shown include the reinvestment of dividends. Past performance does not predict future performance. Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.




MANOR INVESTMENT FUNDS, INC.
Asset Allocation
Manor Fund and Growth Fund
June 30, 2005


Manor Fund
Industry Sectors
Industry                       % of Net Assets
Financial                               20.8 %
Industrial                              13.2 %
Consumer Discretionary                  13.0 %
Health Care                             12.9 %
Information Technology                  11.7 %
Energy                                   9.9 %
Index Securities                         5.6 %
Cash Equivalents                         4.1 %
Consumer Staples                         3.4 %
Utility                                  3.4 %
Material                                 2.0 %
                                        ------
                                       100.0 %
                                        ------


Growth Fund
Industry Sectors
Industry                       % of Net Assets
Consumer Discretionary                  22.8 %
Financial                               17.8 %
Health Care                             17.1 %
Information Technology                  15.8 %
Energy                                   6.3 %
Consumer Staples                         5.7 %
Industrial                               5.1 %
Cash Equivalent                          4.5 %
Utility                                  2.6 %
Index Securities                         2.3 %
                                         -----
                                       100.0 %
                                         -----





MANOR INVESTMENT FUNDS, INC.
Manor Fund and Growth Fund
Expenses
June 30, 2005

As a shareholder of the Fund, you incur indirect costs, such as management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as ongoing costs, (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire 6 month period of January 1, 2005 through June 30, 2005.

Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second section of the table provides information about hypothetical account values and hypothetical expense based on the Funds actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direst costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.




                                                            Expenses Paid
            Total        Beginning      Ending             During Period*
           Return     Account Value    Account Value    January 1, 2005 -
                    January 1, 2005    June 30, 2005        June 30, 2005
Based on Actual Total Return as indicated

Manor Fund  1.85%      $ 1,000.00      $   1,018.50             $  7.57

Growth Fund 0.39%      $ 1,000.00      $   1,003.90             $  7.51

Based on Hypothetical 5.0% Annualized Return

Manor Fund             $ 1,000.00      $   1,017.35             $  7.57

Growth Fund            $ 1,000.00      $   1,017.35             $  7.57


Expenses are equal to the Funds annualized expense ratios, capped at 1.5%, which is net of any expenses paid indirectly, multiplied by the average account value over the period. The ending account value for each Fund in the table is based on its actual total return for the 6 month period of January 1, 2005 to June 30, 2005, 1.85% for the Manor Fund, and 0.39% for the Growth Fund.

MANOR INVESTMENT FUNDS, INC.
Bond Fund
June 30, 2005


Top Holdings

Security                                    % of Net Assets
US Treasury 1.875% due 11/30/05                      15.9 %
US Treasury 3.625% due 7/15/09                       13.3 %
US Treasury 4.000% due 2/15/14                       10.7 %
US Treasury 3.875% due 2/15/13                       10.7 %
US Treasury 3.250% due 8/15/07                       10.6 %


Fund Performance
Value of $10,000 invested in the Fund
Inception (6/30/99) to present (6/30/05)
Compared to the Lehman Int. Gov t and Lipper Gov t Index
                                                              +#
$14,000
                                                 #+      +#

                                       +#
$12,500                                          *       *      *
                               +#      *

                              *
$11,000

                     *+#
           *+#
$9,500
        6/30/1999    |    6/30/2001    |    6/30/2003   |   6/30/2005

           * Bond Fund     + Lip U.S. Gov.     # Leh Int Gov

Quarter and Annualized Total Return for Periods Ending June 30, 2005


                          Bond            Lipper            Lehman
                          Fund           US Gov t     Intermediate
                                        Fund Index     Gov t Index
2nd Quarter              1.75 %            2.88 %           2.40 %
1-Year                   1.25 %            6.18 %           3.92 %
3-Year Annualized        1.75 %            4.58 %           4.14 %
5-Year Annualized        3.81 %            6.36 %           6.04 %
Annualized since inception
     6/30/99             3.77 %            6.02 %           5.80 %


The Lehman Intermediate Government Index is represents the aggregate market value of the US Government securities with a maximum maturity of 10 years. The Lipper US Government mutual fund index is an index of mutual funds managed using US Government securities. Both are computed on a total return basis. The chart assumes an initial gross investment of $10,000 on 6/30/1999 (commencement of operations). Returns shown include the reinvestment of dividends. Past performance does not predict future performance. Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost

MANOR INVESTMENT FUNDS, INC.
Bond Fund
Expenses
June 30, 2005

As a shareholder of the Fund, you incur indirect costs, such as management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as ongoing costs, (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire 6 month period of January 1, 2005 through June 30, 2005.

Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second section of the table provides information about hypothetical account values and hypothetical expense based on the Fund s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direst costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.


                                                            Expenses Paid
            Total        Beginning      Ending             During Period*
           Return     Account Value    Account Value    January 1, 2005 -
                    January 1, 2005    June 30, 2005        June 30, 2005
Based on Actual Total Return as indicated

Bond Fund  1.06 %     $  1,000.00      $  1,010.60             $  5.03

Based on Hypothetical 5.0% Annualized Return

Bond Fund             $  1,000.00      $  1,019.80             $  5.05


* Expenses are equal to the Fund s annualized expense ratio, capped at 1.0%, which is net of any expenses paid indirectly, multiplied by the average account value over the period. The ending account value for the Fund in the table is based on its actual total return for the 6 month period of January 1, 2005 to June 30, 2005, of 1.06%.


Manor Investment Funds, Inc.

Financial Statements
(Unaudited)

June 30, 2005







MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments  -  Unaudited
June 30, 2005


Description                 Shares        MarketValue

COMMON STOCKS  90.3%

Consumer Discretionary   13.0%
Best Buy Co., Inc            1,550          $ 106,252
Home Depot                   2,390             92,971
KB Home                      1,290             98,337
Reebok Int., Ltd.            2,090             87,425
                                             --------
                                              384,985
                                             --------
Consumer Staples   3.4%
Pepsico, Inc.                1,860            100,309
                                             --------
                                              100,309
Energy - 9.9%
Devon Energy                 2,440            123,659
Nabors*                      1,310             79,412
Occidental Pet.              1,190             91,547
                                             --------
                                              294,618
                                             --------
Financial   20.8%
Allstate Insurance           1,830            109,343
Citigroup, Inc.              1,969             91,027
Fed. Nat. Mtg.               1,120             65,408
Freddie Mac                  1,440             93,931
MBNA Corp.                   3,070             80,311
Shurgard Storage             2,060             94,678
Vornado Realty Tr.           1,010             81,204
                                             --------
                                              615,902
                                             --------
Health Care   12.9%
Johnson & Johnson            1,350             87,750
Manor Care, Inc.             2,590            102,901
Pfizer, Inc.                 2,350             64,813
Wellpoint, Inc. *            1,840            128,138
                                             --------
                                              383,602
                                             --------
Industrial   13.2%
Alcan                        1,940             58,200
Deere & Co.                    980             64,180
General Electric             2,270             78,655
Norfolk Southern             2,410             74,614
Paccar, Inc.                   630             42,840
Tyco, Inc.                   2,440             71,248
                                             --------
                                              389,737
                                             --------
Information Technology   11.7%
Cisco Systems *              2,350             44,838
Citrix Systems *             2,570             55,666
Intel Corp.                  2,980             77,540
Int. Bus. Machines             950             70,490
Jabil Circuit                3,220             98,950
                                             --------
                                              347,484
                                             --------
Material   2.0%
Nucor Corp.                  1,290             58,850
                                             --------
                                               58,850
                                             --------
Utility   3.4%
Exelon                       1,940             99,580
                                             --------
                                               99,580
                                             --------


TOTAL COMMON STOCKS
    (Cost $2,085,809)                      2,675,067

INDEX SECURITIES   5.6%
  Barra Value Index          1,340            83,535
  SPDR Trust                   690            82,234
                                            --------
TOTAL INDEX SECURITIES

    (Cost $126,876)                          165,769
                                            --------


SHORT-TERM INVESTMENTS   4.1%
  1st Amer. Gov. Fund       65,516            65,516
  1st National M Mkt        55,549            55,549
                                            --------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $121,065)                          121,065


TOTAL INVESTMENTS   100.0%
    (Cost $ 2,333,750)                     2,961,901

Other Assets less Liabilities
    Net   0.0%                                    29
                                         -----------

NET ASSETS  100.0%                       $ 2,961,930
                                         ===========



*Non-income producing during the period.

The accompanying notes are an integral part of these financial statements







MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Schedule of Investments  -  Unaudited
June 30, 2005


Description                 Shares        MarketValue

COMMON STOCKS   93.2%

Consumer Discretionary   22.8%
Bed, Bath, Beyond *          1,700        $    71,026
Coach Inc. *                 3,980            133,609
Ebay, Inc. *                 2,160             71,302
Fortune Brands               1,030             91,464
Gap, Inc.                    4,020             79,395
Interactive Corp. *          1,570             37,711
Jones Apparel Grp            1,270             39,421
Mohawk Ind. *                 920              75,900
Staples                     4,335              92,292
                                             --------
                                              692,120
                                             --------
Consumer Staples   5.7%
News Corp., Inc.            5,030              84,805
Walgreen Co.                1,900              87,382
                                             --------
                                              172,187
                                             --------
Energy   6.3%
Baker-Hughes                1,920              98,227
Valero Energy               1,170              92,559
                                             --------
                                              190,786
                                             --------
Financial   17.8%
Ace Limited                 2,130              95,531
American Int. Grp.          1,160              67,396
Capital One                 1,290             103,213
Etrade Financial *          6,060              84,779
Golden West Fin.            1,560             100,433
Hospitality Prop. Tr.       2,020              89,021
                                             --------
                                              540,373
                                             --------
Health Care   17.1%
Express Scripts *           2,460             122,950
Forest Labs *                 940              36,519
Genentech Inc.              1,110              89,111
Ivax Corp. *                3,553              76,390
Quest Diagnostics           1,900             101,213
Unitedhealth Group          1,760              91,766
                                             --------
                                              517,949
                                             --------
Industrial   5.1%
Cendant                     3,910              87,467
Fedex Corp.                   820              66,428
                                             --------
                                              153,895
                                             --------
Information Technology   15.8%
Dell, Inc. *                2,630             103,780
Intel Corp.                 3,200              83,264
Microsoft Corp.             3,260              80,978
Qualcomm                    2,460              87,146
Technology SPDR             2,400              47,808
Xlinix, Inc.                2,930              74,715
                                             --------
                                              477,691
                                             --------
Utility   2.6%
TXU Corp                      930              77,274
                                             --------
                                               77,274
                                             --------

TOTAL COMMON STOCKS
    (Cost $2,457,000)                       2,822,275
                                             --------


INDEX SECURITIES   2.3%
 Barra Growth Index          1,240             70,060
                                             --------
TOTAL INDEX SECURITIES
    (Cost $65,266)                             70,060
                                             --------


SHORT-TERM INVESTMENTS   4.6%
 1st Amer. Gov. Fund        47,641             47,641
 1st National M Mkt         90,455             90,455
                                             --------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $138,096)                           138,096
                                             --------

TOTAL INVESTMENTS   100.1%
    (Cost $ 2,660,362)                      3,030,431

Other Assets less Liabilities
    Net   0.1%                                (3,796)
                                          -----------

NET ASSETS   100.0%                       $ 3,026,635
                                          ===========

*Non-income producing during the period.

The accompanying notes are an integral part of these financial statements








MANOR INVESTMENT FUNDS, INC.
BOND FUND
Schedule of Investments  -  Unaudited
June 30, 2005


Description                               Shares       MarketValue

U.S. GOVERNMENT BONDS   90.0%
 U.S. Treasury 5.875% Due 11-15-05        50,000      $     50,461
 U.S. Treasury 1.875% Due 11-30-05       300,000           298,219
 U.S. Treasury 2.250% Due 02-15-07       100,000            97,875
 U.S. Treasury 3.250% Due 08-15-07       200,000           198,375
 U.S. Treasury 3.125% Due 10-15-08       200,000           196,625
 U.S. Treasury 3.625% Due 07-15-09       250,000           249,375
 U.S. Treasury 3.500% Due 12-15-09       200,000           198,312
 U.S. Treasury 3.875% Due 02-15-13       200,000           200,813
 U.S. Treasury 4.000% Due 02-15-14       200,000           201,625
                                                          --------
TOTAL U.S. GOVERNMENT BONDS
     (Cost $1,697,478)                                   1,691,680


SHORT-TERM INVESTMENTS   9.2%
 1st American Treasury Obligation Fund  119,003            119,003
 1st National Money Market               53,688             53,688
                                                          --------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $ 172,691)                                        172,691
                                                          --------

TOTAL INVESTMENTS   99.2%
   (Cost $ 1,870,169)                                    1,864,371

Other Assets less Liabilities   Net   0.8%                  15,423
                                                       -----------

NET ASSETS - 100.0%                                 $    1,879,794
                                                       ===========


The accompanying notes are an integral part of these financial statements









MANOR INVESTMENT FUNDS, INC.
Statements of Assets and Liabilities  -  Unaudited
June 30, 2005


                                    ManorFund     Growth Fund     Bond Fund

ASSETS
Investments in Securities
(cost of $2,333,750, $2,660,362 and
  $1,870,169, respectively)       $ 2,961,901     $ 3,030,431   $ 1,864,371
Receivables: Dividends                  3,143           1,079         --
             Interest                     104             190        15,955
                                    ---------       ---------     ---------
Total Assets                        2,965,148       3,031,700     1,880,326

LIABILITIES
Accrued expenses                        3,218           5,065           532
                                    ---------       ---------     ---------
Total Liabilities                       3,218           5,065           532
                                    ---------       ---------      --------
NET ASSETS                        $ 2,961,930     $ 3,026,635   $ 1,879,794


NET ASSETS CONSIST OF:
Capital stock - par value         $       187     $       292   $       179
Paid in capital                     2,434,650       2,889,869     1,871,793
Undistributed net investment income    (4,492)        (52,311)       14,570
Accumulated net realized (loss) gain  (96,566)       (181,288)        (951)
Net unrealized appreciation           628,151         370,073       (5,797)
                                    ---------       ---------     ---------
NET ASSETS                        $ 2,961,930     $ 3,026,635   $ 1,879,794
                                    =========       =========     =========

CAPITAL SHARES OUTSTANDING            185,361         292,174       179,425
(10,000,000 authorized shares; $.001 par value)

NET ASSET VALUE PER SHARE         $     15.98     $     10.36   $     10.48









MANOR INVESTMENT FUNDS, INC.
Statements of Operations  -  Unaudited
6 Months Ending June 30, 2005


                                  ManorFund     Growth Fund     Bond Fund
Investment Income
 Dividends, net of foreign taxes withheld
 Of $93, $ - , and $ - ,
 Respectively                   $   23,777      $    10,808    $   --
 Interest                              869            1,582        22,607
                                 ---------        ---------     ---------
Total investment income             24,646           12,390        22,607


Expenses
 Advisory fee (Note 2)              13,979           14,380         3,484
 Professional fees                   3,010            3,010         3,223
 Custodian fee                       2,102            1,750         1,341
 Insurance                              --               --            --
 Registration                          837              778           100
 Taxes                                  --               --            --
 Other                                 942            1,753            --
                                 ---------        ---------     ---------
    Total expenses                  20,870           21,671         8,148
                                 ---------        ---------     ---------

Net Investment Income (Loss)         3,776           (9,281)       14,459
                                 ---------        ---------     ---------


Realized & Unrealized Gain (Loss) on Investments
(Note 4)
 Net realized gain (loss) on
 Investments                        88,804         127,733           171
 Net change in unrealized appreciation/
 depreciation on investments       (37,329)       (104,428)        2,769
                                 ---------       ---------     ---------
 Net realized and unrealized gain
 (loss) on investments              51,475          23,305         2,940
                                 ---------       ---------     ---------

Net Increase (Decrease) in Net Assets
Resulting from Operations         $ 55,251        $ 14,024      $ 17,399
                                 =========       =========     =========

The accompanying notes are an integral part of these financial statements






MANOR INVESTMENT FUNDS, INC.
Statements of Changes in Net Assets  -  Unaudited


                                   Manor Fund               Growth Fund
                              6 Months      Year         6 Months      Year
                                Ending     Ended         Ending       Ended
                               June 30    Dec. 31        June 30     Dec. 31
                                 2005      2004            2005        2004
Increase (decrease) in Net
Assets from Operations

Net investment income (loss)  $  3,776    $ 7,288      $ (9,281)   $ (4,328)
Net realized gain (loss)
on investments                  88,804    (61,455)      127,733      (2,469)
Net change in unrealized appreciation/
depreciation on investments    (37,329)   401,002      (104,428)     314,571
Net increase (decrease) in net assets
resulting from operations       55,251    346,835        14,024      307,774
                              --------    -------      --------    ---------
Distributions to Shareholders       --     (4,523)           --           --


Capital Share Transactions
Proceeds from shares sold     194,115     201,066       199,442      230,662
Reinvestment of distributions      --       4,523            --           --
Payment for shares redeemed  (130,260)   (319,818)     (109,830)   (171,155)
Net increase in net assets from
capital share transactions     63,855    (114,229)       89,612       59,507
                             --------    --------      --------    ---------
Total Increase in Net Assets
                              119,106     228,083       103,636      367,281

Net Assets
Beginning of Period         2,842,824   2,614,742     2,922,999    2,555,719
                            ---------   ---------     ---------    ---------
End of Period             $ 2,961,930 $ 2,842,825   $ 3,026,635  $ 2,923,000
                            =========   =========     =========    =========

Transactions in Shares of Fund
Sold                           12,725      14,154       19,975        23,991
Issued in reinvestment
of distributions                   --         290           --            --
Redeemed                       (8,531)    (22,197)     (10,997)     (18,042)
                             --------   ---------    ---------     ---------
Net increase (decrease) in outstanding
shares of the Fund              4,194      (7,753)       8,978         5,949
                             ========   =========    =========     =========


The accompanying notes are an integral part of these financial statements.








MANOR INVESTMENT FUNDS, INC.
Statements of Changes in Net Assets (con t)  -  Unaudited


                                                   Bond Fund
                                         6 Months              Year
                                          Ending              Ended
                                         June 30              Dec. 31
                                           2005                 2004
Increase (decrease) in Net Assets
from Operations
Net investment income (loss)         $   14,459            $   24,269
Net realized gain (loss)
on investments                              171               (1,123)
Net change in unrealized appreciation/
depreciation on investments               2,769              (28,436)
                                     ----------            ----------
Net increase (decrease) in net assets
resulting from operations                17,399               (5,290)
                                     ----------            ----------
Distributions to Shareholders                --              (28,867)
                                     ----------            ----------

Capital Share Transactions
Proceeds from shares sold               420,202               971,571
Reinvestment of distributions                --                28,867
Payment for shares redeemed             (86,066)          (1,207,292)
                                     ----------            ----------
Net increase (decrease) in net assets from
capital share transactions              334,136             (206,854)
                                     ----------            ----------
Total Increase (Decrease) in
Net Assets                              351,535             (241,011)

Net Assets
  Beginning of Period                 1,528,259             1,769,270
                                     ----------            ----------
 End of Period                      $ 1,879,794           $ 1,528,259
                                     ==========            ==========





Transactions in Shares of Fund
Sold                                    40,421                91,541
Issued in reinvestment of
Distributions                               --                 2,784
Redeemed                                (8,307)            (114,136)
                                    ----------            ----------
Net (decrease) increase in outstanding
shares of the Fund                      32,114              (19,811)
                                    ==========            ==========

The accompanying notes are an integral part of these financial statements









MANOR INVESTMENT FUNDS, INC.
Notes to Financial Statements  -  Unaudited
June 30, 2005

1     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds, Inc. (the Company ) is a non-diversified regulated investment company and was incorporated in the Commonwealth of Pennsylvania on September 13, 1995. The primary investment objective of each of the Funds follows: Manor Fund - conservative capital appreciation and current income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations;
Bond Fund   intermediate-term fixed income, investing primarily in U.S.
Government obligations. The following is a summary of the Funds significant accounting policies.

Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair
market value of such securities.   Securities that are traded on any stock
exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board of Directors.
Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes: The Fund s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Fund s understanding of the applicable country s tax rules and rates.

Reclassifications:  In accordance with SOP-93-2, the Funds  record a
reclassification in the capital accounts of    a permanent book/tax
difference from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates


MANOR INVESTMENT FUNDS, INC.
Notes to Financial Statements (con t)  -  Unaudited
June 30, 2005

2.     INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement (the agreement ) with Morris Capital Advisors, Inc. (the Advisor ), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Under the terms of the agreement, the Funds will pay the Advisor a monthly fee based on the Funds average daily net assets at the annual rate of 1.00% for Manor Fund and Growth Fund and 0.5% for Bond Fund. For the six months ended June 30, 2005 the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $13,979, $14,380 and $3,484 respectively.

Under the terms of the agreement if the aggregate expenses of the Funds are equal to or greater than 1.5% for Manor Fund and Growth Fund and 1.00% for Bond Fund of the Funds net assets the Advisor will reimburse the Funds for these expenses. At December 31, 2004 the Advisor reimbursed the Bond Fund $500 for expenses.


3.     INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended June 30, 2005, were as follows:


                                Manor Fund        Growth Fund       Bond Fund
Purchases                      $   285,284        $   267,536     $   446,758
Sales                          $   293,554        $   237,233              --


4.     FEDERAL INCOME TAXES

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principals generally accepted in the United States.
The following information is as of June 30, 2005:
                              Manor Fund        Growth Fund       Bond Fund

Federal tax cost of investments, including
 short-term investments    $   2,333,750      $   2,660,362   $    1,870,169
                              ----------         ----------       ----------
Gross tax appreciation
of investments             $     729,733      $     533,270   $        6,514
Gross tax depreciation
of investments                  (101,582)          (163,200)        (12,312)
                              ----------         ----------       ----------
Net tax appreciation
(depreciation)             $     628,151      $     370,069   $      (5,798)
                              ----------         ----------       ----------
Undistributed ordinary
Income                     $      (4,492)     $     (52,311)  $       14,570
Undistributed capital gain
Income                     $      88,804      $     127,733   $          171
Accumulated capital losses $     (96,566)     $    (181,288)  $        (952)

The accumulated capital loss carryovers as of December 31, 2004 expire as follows:

                          Manor Fund         Growth Fund          Bond Fund
2007                    $     40,300       $       3,668       $         --
2008                    $         --       $     151,266       $         --
2009                    $     78,780       $      45,013       $         --
2010                    $      4,835       $      48,507       $         --
2011                    $         --       $      58,098       $         --
2012                    $     61,455       $       2,469       $      1,123


The tax character of distributions paid during the years ended
December 31, 2004 and 2003 were as follows:

                       Manor Fund       Growth Fund          Bond Fund
                      2004   2003       2004    2003        2004     2003
Ordinary Income   $  4,523      -         -        -    $ 28,867  $ 40,658
Long-term Capital Gain   -      -         -        -           -  $ 37,777








MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Financial Highlights  -  Unaudited
For a share of capital stock outstanding throughout the period

                        6 Mths.
                        Ending
                        6/30/05         For the years ended December 31,
                        -------     ---------------------------------------
                         2005*      2004     2003     2002    2001     2000
---------------------------------------------------------------------------
PER SHARE DATA
---------------------------------------------------------------------------
Net asset value, beginning of
 Period              $  15.69    $ 13.84  $ 10.52  $ 13.20 $ 15.76  $ 17.08
---------------------------------------------------------------------------
Income from investment operations:
Net investment income
 (loss)                  0.02      0.035      -      (0.01)  (0.02)  (0.06)
Net realized and unrealized gain
(loss) on investments    0.27      1.840     3.32    (2.67)  (2.54)  (1.26)
                        -----     ------     ----   ------   -----   ------
Total from investment
Operations               0.29      1.875     3.32    (2.68)  (2.56)  (1.32)
---------------------------------------------------------------------------
Less Distributions         -      (0.025)       -       -        -        -
                        -----     ------     ----   ------   -----   ------
Total distributions         -     (0.025)       -        -       -        -
---------------------------------------------------------------------------
Net asset value, end
of period            $  15.98   $  15.69  $ 13.84  $ 10.52  $ 13.20 $ 15.76
----------------------------------------------------------------------------
Total Return            1.84%     13.55%    31.56%  -20.30%  -16.24%  -7.73%
----------------------------------------------------------------------------

Ratios and Supplemental Data:

Net assets, end of
 period (000)       $  2,962    $  2,843  $ 2,615  $ 1,750  $ 2,087  $ 2,569
Ratio of expenses to average net assets:
Before reimbursements   1.47%      1.50%    1.52%     1.50%   1.50%    1.50%
Net of  reimbursements  1.47%      1.50%    1.50%     1.50%   1.50%    1.50%
Ratio of net investment income to
average net assets      0.13%      0.27%    0.04%    -0.08%  -0.11%   -0.32%

Portfolio Turnover
Rate                   10.05%      7.32%    4.26%     26.0%   28.0%    16.0%
----------------------------------------------------------------------------

*Unaudited




The accompanying notes are an integral part of these financial statements







MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Financial Highlights  -  Unaudited
For a share of capital stock outstanding throughout the period

                       6 Mths.
                        Ending
                        6/30/05         For the years ended December 31,
                        -------     ----------------------------------------
                         2005*      2004     2003    2002     2001     2000
----------------------------------------------------------------------------
PER SHARE DATA
----------------------------------------------------------------------------
Net asset value, beginning
of period              $ 10.32    $ 9.22   $ 7.08   $ 8.95   $ 9.54  $ 11.72
----------------------------------------------------------------------------

Income from investment operations:

Net investment (loss)   (0.03)     (0.02)   (0.05)   (0.06)   (0.05)  (0.05)
Net realized and unrealized Gain (loss)
on investments           0.07       1.12     2.19    (1.81)   (0.54)  (2.13)
                        -----      -----    -----    -----    -----   ------
Total from investment
Operations               0.04       1.10     2.14    (1.87)   (0.59)  (2.18)
----------------------------------------------------------------------------

Less Distributions          -          -        -        -        -        -
                        -----      -----    -----    -----    -----   ------
Total distributions         -          -        -        -        -        -
----------------------------------------------------------------------------

Net asset value,
 end of period         $ 10.36    $ 10.32  $ 9.22   $ 7.08   $ 8.95   $ 9.54
----------------------------------------------------------------------------

Total Return             0.39%     11.93%   30.23%  -20.89%  -6.18%  -18.60%
---------------------------------------------------------------------------


Ratios and Supplemental Data:

Net assets,end
of period (000)       $ 3,027    $ 2,923  $ 2,556   $ 1,638 $ 1,522  $ 1,528
Ratio of expenses to average net assets:
 Before reimbursements   1.49%      1.50%   1.52%      1.50%   1.50%   1.52%
 Net of reimbursements   1.49%      1.50%   1.50%      1.50%   1.50%   1.52%
Ratio of net investment income
to average net assets   -0.32%     -0.16%  -0.66%     -0.70%  -0.53%  -0.44%

Portfolio Turnover
Rate                    8.14%      30.42%   6.53%      13.2%   33.6%   16.0%
----------------------------------------------------------------------------

*Unaudited

The accompanying notes are an integral part of these financial statements.







MANOR INVESTMENT FUNDS, INC.
BOND FUND
Financial Highlights  -  Unaudited
For a share of capital stock outstanding throughout the period


                       6 Mths.
                        Ending
                        6/30/05         For the years ended December 31,
                        -------     ----------------------------------------
                         2005*      2004     2003    2002     2001     2000
----------------------------------------------------------------------------
PER SHARE DATA
----------------------------------------------------------------------------
Net asset value, beginning
of period             $ 10.37    $ 10.58   $ 10.98  $ 10.63  $ 10.39  $ 9.90
----------------------------------------------------------------------------

Income from investment
operations:
Net investment income   0.09        0.17      0.26     0.32    0.43    0.46
Net realized and unrealized gain
(loss) on investments   0.02       (0.18)    (0.17)    0.39    0.23    0.47
                        ----       -----     -----    -----    ----    ----
Total from investment
Operations              0.11       (0.01)     0.09     0.71    0.66    0.93
---------------------------------------------------------------------------

Less Distributions        -        (0.20)    (0.49)   (0.36)  (0.42) (0.44)
                        ----       -----     -----    -----    ----    ----
Total distributions       -        (0.20)    (0.49)   (0.36)  (0.42) (0.44)
---------------------------------------------------------------------------

Net asset value, end
 of period           $ 10.48     $ 10.37   $ 10.58  $ 10.98 $ 10.63 $ 10.39
---------------------------------------------------------------------------
Total Return           1.06%      -0.09%      0.82%    6.69%   6.35%  9.39%
---------------------------------------------------------------------------

Ratios and Supplemental Data:
Net assets,
end of period (000) $ 1,885     $ 1,528    $ 1,769  $ 1,962 $ 1,476   $ 803
Ratio of expenses to average net assets:
Before reimbursements  0.99%       1.05%      1.04%    1.00%   1.00%  1.00%
Net of  reimbursements 0.99%       1.00%      1.00%    1.00%   1.00%  1.00%
Ratio of net investment income to average
 net assets            0.88%       1.37%      2.30%    2.96%   4.01%  4.45%
Portfolio Turnover
Rate                  12.16%      75.57%     50.61%    26.3%    0.0%   0.0%
---------------------------------------------------------------------------

*Unaudited



The accompanying notes are an integral part of these financial statements.


MANOR INVESTMENT FUNDS, INC.
ADDITIONAL INFORMATION

Proxy Voting Procedures and Accord

The Company s Board of Directors has approved proxy voting procedures setting forth guidelines and procedures for the voting of proxies relating to securities held by the Fund. Records of the Fund s proxy voting records are maintained and are available for inspection without charge by calling 1-800-787-3334 and on the SEC s website at http://www.sec.gov. The Board is responsible for overseeing the implementation of the procedures. The proxy voting record of the Fund can be reviewed on the web site of the Fund at www.ManorFunds.com. The Proxy voting history is located under Fund Information, Proxy Voting.

Quarterly Portfolio Schedule

The Company now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. These forms are available on the SEC S website at http://www.sec.gov. They may be reviewed and copied at the SEC s Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Directors

The members of the Board of Directors serve without compensation. Daniel A. Morris, President of Manor Investment Funds, Inc. ( the Funds ), and President of Morris Capital Advisors, Inc., adviser to the Funds, and an Interested Director of the Funds, receives no compensation directly from the Funds. He is compensated through the management fee paid to the adviser to the Funds.

Investment Advisor Review

At its regularly scheduled in-person meeting on March 29, 2005, the Board of Directors unanimously approved the continuance of the investment advisory contract with MCA. Prior to approving the contract, the Board discussed the services performed by MCA (as described herein), performance of the funds, fees and profits accruing to MCA, and economies of scale from which the funds could benefit as the funds grow. In conducting its review, the Board reviewed the fees and services incurred by other mutual funds.

Morris Capital Advisors, Inc. (MCA) provides ongoing investment management for the portfolio of each Fund. In the execution of these duties MCA performs securities research, trading, and accounting for Fund portfolios. MCA also reconciles each portfolio with the Fund custodian to prevent errors in purchase and sale transactions, dividends, interest, and shareholder transactions.

The investment performance of each Fund is compared to a broad market index and comparable mutual funds. As of December 31, 2004 the Manor Fund outperformed its benchmarks for the trailing quarter, 1-year, 3-year, and 5-year periods. The Growth Fund also outperformed its benchmarks for the trailing quarter, 1-year, 3-year, and 5-year periods ending December 31, 2004. The Bond Fund underperformed its benchmarks because the Fund is invested 100% in U.S. Treasury securities, with short maturities.
This portfolio structure is designed to protect principal in periods of rising interest rates, and underperformed during the recent period of declining yields.

In addition to investment management functions, MCA provides ongoing Shareholder accounting, acts as transfer agent for shares of the Fund, prepares and distributes all shareholder reports, prepares and submits all filings required by SEC rules and regulations, negotiates agreements with outside service providers, and processes all shareholder questions and requests. MCA provides these services, over and above the typical responsibilities of investment management, without compensation from the Fund. The cost of providing these services substantially reduce the net profit attributable to MCA from the sole execution of its duties under its investment advisory agreement with the Fund.

As the Funds grow economies of scale will reduce the cost of services to the Fund, for the benefit of all Fund shareholders. It is expected that these economies of scale will benefit shareholders when Fund assets exceed $25 million.

Board of Directors Information
Manor Investment Funds, Inc.
June 30, 2005

The business and affairs of the Fund are managed under the direction of the Funds Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The Statement of Additional Information includes addition information about the Funds Directors, and is available without
charge, by calling 1-800-787-3334.   Each director may be contacted by
writing to the director c/o Manor Investment Funds, Inc., 15 Chester Commons, Malvern, PA 19355.

Independent Directors
JAMES MCFADDEN
James McFadden is a Director of the Fund, and Chairman of the Audit Committee. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Mr. McFadden is Vice President of Marketing for MBNA Corporation.
He is not a Director for any other public companies.

JOHN MCGINN
John McGinn is a Director of the Fund, and serves on the Audit Committee. He serves a one-year term, and stands for re-election annually. He has been a Director since 11/5/2002.
Mr. McGinn is head of Credit Review for Vertex, Inc. He is not a Director for any other public companies.

FRED MYERS
Fred Myers is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995. Mr. Myers is founding Partner of the accounting firm of Myers &
Associates, CPA s.  He is not a Director for any other public companies.

EDWARD SZKUDLAPSKI
Edward Szkudlapski is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 5/15/2000. Mr. Szkudlapski is President of Eclipse Business Systems.
He is not a Director for any other public companies.

DONALD THOMPSON
Donald Thompson is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 4/20/1999. Mr. Thompson is a Network Administrator and Healthcare Consultant. He is not a Director for any other public companies.

ALAN WEINTRAUB
Alan Weintraub is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Mr. Weintraub is a Chief Technical Officer with Qumas, Cork, Ireland. He is not a Director for any other public companies.


Interested Directors
DANIEL A. MORRIS
Daniel A. Morris is a Director of the Fund, and President of Morris Capital Advisors, Inc., advisor to the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Prior to founding Morris Capital Advisors, Inc., he was Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies. As President of the Fund, he is considered an Interested Director. He is not a Director for any other public companies.

BRUCE LAVERTY
Bruce Laverty is a Director of the Fund, and serves as legal counsel to the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Mr. Laverty is a Partner of the law firm Valocchi, Fischer & Laverty legal counsel to the Fund. He is not a Director for any other public companies.

Manor Investment Funds, Inc.


Fund Office:
15 Chester County Commons
Malvern,  PA 19355

610-722-0900      800-787-3334




www.manorfunds.com



ITEM 2.   CODE OF ETHICS.
          Not applicable for semi-annual reports.



ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.
          Not applicable for semi-annual reports.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.
          Not applicable for semi-annual reports.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTAS.
          Not applicable for semi-annual reports.


ITEM 6.   [RESERVED.]



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
          Not applicable.


ITEM 8.   [RESERVED.]



ITEM 9.   CONTROLS AND PROCEDURES.



ITEM 10.  EXHIBITS.
          (a) (1)  Code of Ethics - For annual reports.

          (a) (2) Certifications persuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

          (b) Certification pursuant ot Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undershgned, thereunto duly authorized.



Manor Investment Funds, Inc.
By /s/ Daniel A. Morris
       President
Date 6/30/2005